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                                                                   EXHIBIT 10.17


                  THIRD AMENDMENT TO FIRST AMENDED AND RESTATED
                  REVOLVING CREDIT LOAN AND SECURITY AGREEMENT


         This Third Amendment to First Amended and Restated Revolving Credit Loan and Security Agreement ("Third Amendment") is entered into as of the 13th day of May, 2002, by and among KeyBank National Association ("Bank") and Brookwood Companies Incorporated ("Brookwood") Kenyon Industries, Inc. ("Kenyon"), Brookwood Laminating, Inc. ("Laminating"), Ashford Bromley, Inc. ("Ashford"), XtraMile, Inc. ("Xtra"), and Land and Ocean III, Inc. ("Land" and, together with Brookwood, Kenyon, Laminating, Ashford and Xtra, being sometimes hereinafter collectively referred to as "Borrower").

                                    RECITALS:

         WHEREAS, Borrower and Bank entered into a certain First Amended and Restated Revolving Credit Loan and Security Agreement dated as of June 6, 2000 (the "Loan Agreement"); and

         WHEREAS, the Loan Agreement was amended and modified by that certain First Amendment to First Amended and Restated Revolving Credit Loan and Security Agreement dated October 23, 2000 ("First Amendment"); and

         WHEREAS, the Loan Agreement was further amended and modified by that certain Second Amendment to First Amended and Restated Revolving Credit Loan and Security Agreement dated January 2, 2001 ("Second Amendment" and, together with the Loan Agreement and the First Amendment, being hereinafter collectively referred to as the "Existing Agreement"); and

         WHEREAS, Borrower has requested Bank to make certain additional changes to the Existing Agreement, all as more particularly set forth in this Third Amendment;

                             PRELIMINARY STATEMENT:

         A. Definitions. Unless otherwise defined herein, capitalized terms as used herein shall have the meanings ascribed to them in the Existing Agreement.

         B. Section References. Unless otherwise indicated, all section and subsection numbers correspond with those in the Existing Agreement.

         C. Interpretation. In the event of a conflict between the terms and conditions of the Existing Agreement and the terms and conditions of this Third Amendment, the terms and conditions of this Third Amendment shall prevail and the Existing Agreement shall be interpreted and construed so as to give maximum effect to the intent and terms and conditions of this Third Amendment.


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            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower and Bank, the parties hereto agree that the Existing Agreement is hereby amended as follows:

         1. Recitals and Preliminary Statement True and Correct. Borrower acknowledges that the Recitals and Preliminary Statement are true and correct and are hereby incorporated herein and made a part hereof.

         2. Relocation of Brookwood's Chief Financial Officer. Brookwood has notified Bank that it has relocated its Chief Financial Officer to 232 Madison Avenue, Tenth Floor, New York, New York 10016-2901. His new telephone number is (212) 551-0117. All notice addresses for Brookwood in all Loan Documents shall be changed accordingly.

         3. Financial Covenants. Section 9 of the Existing Agreement is hereby revised as follows:

                  9.1 Current Ratio. Borrower shall maintain a minimum Total Current Assets to Total Current Liabilities Ratio of 1.40:1.00, with outstanding balances of the Revolving Loans treated as current liabilities [No change from Existing Agreement].

                  9.2 Total Funded Debt to Total Capitalization. Borrower shall maintain its ratio of Total Funded Debt to Total Capitalization of no greater than 45%. This ratio shall be adjusted to no greater than 50% through the testing period ending December 31, 2002, after which this covenant will revert back to the 45% requirement.

                  9.3 EBITDA to Total Fixed Charge Ratio. Borrower shall maintain a minimum EBITDA (trailing four-quarters) to Total Fixed Charge Ratio of 1.25:1.00. [No change from Existing Agreement except for change in definition of EBITDA].

                  9.4 Minimum Net Income. Borrower shall maintain a minimum quarterly Net Income (as defined by GAAP) as follows:

                           $300,000 for the quarter ending 03/31/02

                           $750,000 Year-to-date through the quarter ending
                             06/30/02

                           $1,100,000 Year-to-date through the quarter ending
                             09/30/02

                           $1,500,000 Year-to-date through the quarter ending
                             12/31/02

         4. Eligible Accounts Receivable. The definition of Eligible Accounts Receivable in subsection 2.1.8(a) is expanded to include the following:

                  (14) the Receivables of Strategic Technical Alliance, LLC ("STA"), assigned to Brookwood are added to the Borrowing Base.

         5. Ineligible Accounts Receivable. The definition of Ineligible Accounts Receivable in subsection 2.1.8(b) is expanded to include the following:


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                  (4) the offsetting payable to Burlington Industries, Inc.
         ("Burlington") with respect to the STA receivables.

                  (5) unapplied partial payments for Receivables.

         6. Extension of Maturity Dates. Subsections 2.1.7 (Working Capital Revolving Credit Maturity Date), 2.2.7 (Equipment Revolving Credit Facility Maturity Date) and 2.3.7 (Acquisition Revolving Credit Facility Maturity Date) are each hereby extended to January 2, 2004.

         7. Definition of EBITDA. The definition of EBITDA in subsection 1.1 is hereby amended to deduct non-cash earnings from the STA joint venture and to add dividends from the STA joint venture. The new definition is as follows:

                  "Earnings Before Interest, Taxes, Depreciation and Amortization" ("EBITDA") means, for the trailing twelve-month period, consolidated net income (exclusive of any extraordinary or non-recurring non-cash gains and extraordinary or non-recurring non-cash losses, other income which is not from the continuing operations of the Borrower, and exclusive of non-cash earnings from the joint venture with STA) of the Borrower and its subsidiaries, plus, to the extent deducted from such consolidated net income, net interest expenses, income taxes, depreciation/amortization expense, all determined in accordance with GAAP, and dividends from the joint venture with STA.

         8. Loans/Advances to Hallwood. Loans or advances to Hallwood are expressly forbidden without the prior written consent of Bank. Any upstream payments of dividends and/or calculated federal income tax liability will be limited to the extent that such payments do not create a Default under Section 9 of the Existing Agreement.

         9. Distributions. Prior to any Distributions or tax payments to Hallwood, Brookwood must submit a pro-forma covenant compliance certificate reflecting full compliance with all financial covenants under in Section 9, including planned Distributions and tax payments, based upon the most current available financial information.

         10. Renewal Fee. In consideration of Bank's agreement to execute this Third Amendment, Borrower shall pay to Bank a renewal fee of 0.25% on the respective credit limits of the Working Capital Revolving Credit Facility and the Acquisition Revolving Credit Facility.

         11. Except as expressly amended by this Third Amendment, all of the remaining terms and conditions of the Existing Agreement shall continue in full force and effect and are hereby ratified and affirmed by Borrower, and Borrower regrants and reconveys to Bank a security interest in the Collateral as defined and described therein.


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         12. Borrower ratifies and confirms that all the representations and warranties contained in the Existing Agreement are true, correct and complete in all material respects as of the date hereof, and that there exists no Default or Event of Default under the Existing Agreement as of the date hereof.

         IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment as a sealed instrument as of the date first set forth above.

ATTEST:                             BORROWER:

                                    BROOKWOOD COMPANIES INCORPORATED


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO


                                    KENYON INDUSTRIES, INC.


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO


                                    BROOKWOOD LAMINATING, INC.


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO


                                    ASHFORD BROMLEY, INC.


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO



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                                    XTRAMILE, INC.


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO


                                    LAND AND OCEAN III, INC.


/s/ TAMARA COHEN                    By: /s/ AMBER M. BROOKMAN
-----------------------------           -------------------------------
Witness                                 Name:  Amber M. Brookman
                                        Title:  President/CEO


                                    ACCEPTED BY BANK:
                                    KEYBANK NATIONAL ASSOCIATION


/s/ [ILLEGIBLE]                      By: /s/ NOEL B. GRAYDON
-----------------------------           -------------------------------
Witness                                 Name:   Noel B. Graydon
                                        Title:  Senior Vice President


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